UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 3, 2025

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PROFOUND MEDICAL CORP.

(Exact name of registrant as specified in its charter)

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Ontario, Canada	001-39032	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Skymark Avenue, Unit 6

Mississauga, Ontario, Canada L4W 5K5

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: 647-476-1350

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	PROF	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 3, 2025, Profound Medical Inc. (the “Borrower”), a subsidiary of Profound Medical Corp. (the “Company”), entered into an amended and restated credit agreement (the “Credit Agreement”), by and among the Borrower, the Company and certain other affiliates of the Borrower, and Canadian Imperial Bank of Commerce (“CIBC”), as lender.

The Credit Agreement amended the terms of the existing credit agreement between the Borrower, the Company and CIBC entered into on November 3, 2022 (the “Original CIBC Credit Agreement”) and the existing long-term debt provided under the Original CIBC Credit Agreement was repaid with proceeds from a new revolving line of credit provided by CIBC to the Borrower. The line of credit bears interest at the Wall Street Journal Prime Rate subject to a floor of 6.25%. The revolving line of credit matures on March 3, 2027 and provides an option to increase the amount of the revolving commitment by $5,000,000 within 18 months from March 3, 2025, subject to achieving a minimum trailing 12 month revenue exceeding $15,000,000. The exercise of the option would result in the size of the revolving commitment increasing from $10,000,000 to a maximum of $15,000,000. Additionally, the Credit Agreement provides that the Company may request a one-time increase in the principal amount of the revolving line of credit up to a maximum amount of $10,000,000, which is subject to the approval of CIBC in its sole discretion.

The Credit Agreement is secured by a general security agreement over the assets of the Company and its subsidiaries. Under the Credit Agreement, the Company’s unrestricted cash must at all times be greater of: (i) to the extent EBITDA is negative for such period, EBITDA for the most recent nine-month period or (ii) $7,500,000, reported on a monthly basis; and that revenue for the most recent reported trailing 12-month period must be 15% greater than recurring revenue for the same time period in the prior fiscal year, reported on a quarterly basis. The Credit Agreement contains other customary terms, including (a) representations, warranties and affirmative covenants, (b) negative covenants, including limitations on indebtedness, liens, mergers, acquisitions, asset sales, distributions and investments, in each case subject to certain baskets, thresholds and other exceptions, and (c) customary events of default and creditors’ remedies.

The foregoing description of the Credit Agreement is only a summary and is qualified in its entirety by reference to the full text of the Credit Agreement, which will be filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Item 2.02. Results of Operations and Financial Condition.

On March 6, 2025, the Company issued a press release to announce its unaudited financial results for the quarter and year ended December 31, 2024 . A copy of the press release is furnished as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18, of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, and shall not be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 with respect to the Credit Agreement is incorporated by reference in this Item 2.03.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with the preparation of the Company’s first annual financial statements under U.S. GAAP to be included in its Annual Report on Form 10-K for the year ended December 31, 2024, the Company identified an error which overstated revenue by $472,000 in the first quarter of 2024. This correction reduced revenue previously presented under IFRS Accounting Standards in the first quarter, and in the year-to-date figures in the second and third quarters of 2024. On March 6, 2025, the Audit Committee of the Company’s Board of Directors, upon the recommendation of the Company’s management, and after discussion with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, concluded that the Company’s unaudited consolidated financial statements included in the Company’s Reports of Foreign Private Issuer on Form 6-K for the three months ended March 31, 2024, the three and six months ended June 30, 2024 and the three and nine months ended September 30, 2024 filed with the Securities and Exchange Commission (the “SEC”) on May 9, 2024, August 8, 2024 and November 7, 2024, respectively (the “Reports” and all financial statements included in the Reports, collectively, the “Affected Financials”), should no longer be relied upon as a result of the foregoing error. Similarly, any previously filed or furnished reports, related earnings releases, related management's discussion and analysis, investor presentations or other similar communications describing relevant portions of the Affected Financials should no longer be relied upon. This correction reduces revenue previously presented under IFRS Accounting Standards in the first quarter, and in the year-to-date figures in the second and third quarters of 2024. The Company intends to file restated interim financial statements for the 2024 fiscal year to reflect the Company’s transition from IFRS to U.S. GAAP and correct the accounting error described in this Current Report on Form 8-K with the SEC as soon as practicable.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated March 6, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFOUND MEDICAL CORP.

Date: March 7, 2025	By:	/s/ Rashed Dewan
Rashed Dewan
Chief Financial Officer